UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

————————————

ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

————————————

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana 70170
(Address of principal executive offices)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 25, 2006, Energy Partners, Ltd. (the “Company”) announced that the Company had made an offer to the Board of Directors of Stone Energy Corporation (“Stone”) to acquire all of the outstanding shares of Stone for a combination of cash and stock. A copy of the press release is attached as Exhibit 99.1 to this current report.

In addition, on May 26, 2006, the Company announced that it had entered into a confidentiality agreement with Stone to begin due diligence in conjunction with its proposed acquisition of Stone. A copy of the press release is attached as Exhibit 99.2 to this current report.

Item 9.01. Financial Statements and Exhibits.

Exhibit. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release dated May 25, 2006.
99.2	Press release dated May 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006
ENERGY PARTNERS, LTD. By: /s/ John H. Peper John H. Peper Executive Vice President, General Counsel and Corporate Secretary